Exhibit 10.4

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO
SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment, effective as of June 1, 2011 (the “Effective Date”), modifies the Supply and Distribution Agreement between Heska Corporation (“Heska”) and Boule Medical AB (“Boule”), dated June 17, 2003, hereinafter referred to as “Amendment No. 7”, as modified by Amendment Letter dated June 1, 2004 (hereinafter referred to as “Amendment No. 1”), Amendment Letter dated December 31, 2004 (hereinafter referred to as “Amendment No. 2”), Amendment Letter dated July 12, 2005 (hereinafter referred to as “Amendment No. 3”), Amendment Letter dated March 20, 2007 (hereinafter referred to as “Amendment No. 4”), Amendment Letter dated January 23, 2008 (hereinafter referred to as “Amendment No. 5”) and Amendment to Supply and Distribution Agreement effective as of October 1, 2008 (hereinafter referred to as “Amendment No. 6”), collectively referred to as the “Original Agreement”.

1.	Section 1.2. Section 1.2 “Analyzer”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.2 “Analyzer” means the BM800 Veterinary Hematology Analyzer (HemaTrue™ Veterinary Hematology Analyzer) manufactured by Boule or a similar three (3) part veterinary analyzer sold by Boule in the future replacing the BM800 Veterinary Hematology Analyzer.

2.	Section 1.10. A new Section 1.10 “Out-of-Box Failure” consisting of the following is hereby added to the Original Agreement:

1.10 “Out-of-Box Failure” means an Analyzer which is not in compliance with the specifications as set forth in Appendix B the first time an analyzer is under installation by a Heska employee or subdistributor in a clinic if during the Warranty Period defined in Section 6.1(c).

3.	Section 1.11. A new Section 1.11 “Region” consisting of the following is hereby added to the Original Agreement:

1.11 “Region” means Europe (excluding Denmark, Finland, Norway and Sweden), Australia, New Zealand and Brazil.

4.	Section 2.1. Section 2.1 “Distribution Right”, of the Original Agreement is hereby modified by adding the following as the final sentence of Section 2.1:

Boule hereby grants Heska the non-exclusive right to promote, market, sell and distribute Product in the Field and within the Region.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

5.	Section 2.2. Section 2.2 “Subdistributors”, of the Original Agreement is hereby modified by adding the following as the final sentence of Section 2.2:

Heska shall have the right to appoint subdistributors to promote, market, sell and distribute Product in the Field and within the Region.

6.	Section 2.3. Section 2.3 “Restrictions”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

2.3 Restrictions.  Without the prior written consent of Boule, Heska undertakes not to manufacture or distribute within the Territory or the Region any products that are similar or identical to or otherwise competing with any of the Products, except that Heska shall have the right to manufacture and/or distribute a five (5) part differential hematology system within the Territory and/or the Region.

Moreover, Heska will refrain without Boule’s prior written consent, to the extent admissible under any mandatory law applicable to this Agreement, from selling, directly or indirectly, any Products to customers outside the Territory, Region and/or the Field or, to the best of Heska’s knowledge, Products otherwise intended for use outside the Territory, Region and/or outside the Field.

7.	Section 2.5. Section 2.5 “New Product Development”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

Boule shall provide timelines acceptable to Heska for the development of [***].  Should Boule fail [***], Heska shall have the right to sell a similar system without the loss of rights to distribute Boule products Heska is then currently distributing, including, without limitation, the rights to distribute Products.

8.	Section 3.4. The first paragraph of Section 3.4 “Delivery and Acceptance”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

3.4 Delivery and Acceptance.  Product shall be delivered F.O.B. Stockholm, Sweden or F.O.B Beijing, China (INCOTERMS 2000), at Boule’s option, and shall otherwise be delivered in accordance with Heska’s instructions and to the location specified by Heska.

9.	Section 3.7 “New Products”, of the Original Agreement is hereby modified by adding the following as the final sentence of Section 3.7:

Should the Parties fail to reach such terms within 90 days, Heska shall have the right to sell a similar system without the loss of rights to distribute Boule products Heska is then currently distributing, including, without limitation, the rights to distribute Products according to this Agreement, and Boule shall have the right to distribute such New Product through other distributors within the Territory and Region; provided, however, that Boule shall not offer or enter into any agreement or other arrangement with respect to such New Product with a third party on terms more favorable to such third party than those offered in writing to Heska.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

10.	Section 5.4. Section 5.4 “Complaints/Recalls”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

5.4 Complaints/Recalls.  Boule will use reasonable efforts to assist Heska in investigating and correcting any problems Heska or its customers may experience with the Product.  Such efforts will include visiting the Territory or Region by Boule’s representatives only where deemed necessary by Boule.  Heska will use reasonable efforts to implement any corrective action deemed necessary by Boule.  Heska further agrees to reasonably cooperate with Boule in any mandatory or voluntary Product recall by assisting in the notification of all affected customers, using materials and documentation that are mutually acceptable to the Parties. The sharing of Heska’s expenses to implement the corrective action shall be negotiated in good faith.

11.	Section 5.7. Section 5.7 “Approvals, Etc.”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

5.7 Approvals, Etc.  Heska shall at its own expense obtain all approvals and other authorizations and file all notices which are required to be obtained or filed for the sale and use of the Product in the Territory or the Region.  Moreover, Heska shall keep Boule currently informed of all laws, rules and regulations applicable in the Territory or the Region directly affecting the sale and use of the Product.  The Parties acknowledge the Products are currently not regulated by any government agency within the Territory or the Region.   Should the Products become regulated during the term of this Agreement, the Parties shall negotiate in good faith terms and conditions for allocating the responsibility and costs for obtaining regulatory approval.

12.	Section 6.1. Part (c) of Section 6.1 “Warranty”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(c) the Product conforms to the specifications as set forth in Appendix B and are free from defects in material and workmanship during a fifteen (15) month warranty period under normal use from the date of delivery as per Section 3.4 (“Warranty Period”) for the Analyzers and 12 month minimum expiration dating for reagents.  The warranty covers, at Boule’s exclusive choice, its replacement or repair of the non-conforming or defective Product.  If requested by Boule, Heska shall return to Boule at Boule’s cost and expense the non-conforming or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

defective Product.  In order to avail itself of its rights hereunder Heska shall have given Boule notice in writing of the non-conforming or defective Product within the Warranty Period.  Save as stipulated in this paragraph (c) Boule shall not be liable in any respect of any non-conforming or defective Product.

13.	Section 6.2 Section 6.2 “Repairs”, of the Original Agreement is hereby deleted is hereby deleted in its entirety and replaced with the following:

6.2 Repairs: The following is applicable for repairs:

(a)
Out-Of-Box Failure Repairs. For Out-of-Box Failures, Boule shall reimburse or credit Heska at $[***] USD per hour up to a maximum of [***] hours per Analyzer for time required to repair such non-conforming Analyzer. In addition, Boule shall reimburse Heska for actual shipping expenses incurred to transport such non-conforming Product to Heska’s designated repair facility up to a maximum of $[***] per Analyzer, and Boule shall provide all parts required to perform repair for Product at no cost to Heska.  If requested by Boule, Heska shall return to Boule at Boule’s cost and expense the non-conforming or defective Parts. Heska shall provide Boule an invoice for labor including a copy of the Service Work Order documenting the Out-of-Box Failure repair, and any transportation charges associated with the return of the Product to Heska’s designated service facility.

(b)
Warranty Repairs.  During the Warranty Period, Heska shall at the request of Boule and may at Heska’s choice elect to provide warranty service at Heska's designated facilities for the repair of defective Products.  Boule shall provide all parts required to perform repair for Product under warranty at no cost to Heska. Boule agrees to provide, at Boule's sole expense, one (1) week of service training to Heska's personnel at Heska's facility.  Boule further agrees to provide additional training, as requested by Heska, at a mutually acceptable consulting rate.  Boule will provide an initial pool of five (5) Analyzers to the extent the BM800  Veterinary Hematology Analyzer (HemaTrue™ Veterinary Hematology Analyzer) is replaced by a similar three (3) part veterinary analyzer, to serve as loaners to Heska's customers during warranty service repairs.  The Parties agree that additional Analyzers may be added to the pool of loaner units depending on mean time between failure (MTBF) rates and service turn around times required to perform warranty service repairs.

13.	Purchase Minimum. Boule acknowledges Heska has met its minimum purchase obligation for 2008, 2009 and 2010. The minimum purchase commitment for 2011 shall be [***] Analyzers.

14.	Appendix A4. Appendix A4 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A4 attached hereto.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

15.	Appendix A5. Appendix A5 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A5 attached hereto.

16.	Appendix B. Appendix B of the Original Agreement is hereby deleted in its entirety and replaced with Appendix B attached hereto.

17.
Mutual Waiver.  Both parties agree that all invoices issued as of the Effective Date are proper, accurate and complete and neither party deems the other to be in breach of the Original Agreement as of the Effective Date.

18.	No Other Changes. Except as expressly modified by this Amendment No. 7, all other provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives.

SIGNED:

Heska Corporation                                                                           Boule Medical AB

By:  /s/ Michael J. McGinley                                                          By:  /s/ Ernst Westman

Name: Michael J. McGinley                                                           Name: Ernst Westman

Title: President and Chief Operating Officer                               Title: Chief Executive Officer

Date:  June 29, 2011                                                                         Date:   June 23, 2011

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix A4

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Payment for one hundred percent (100%) of the units of the Products listed below shall be made in Euros.  The initial Euro price for each of such Products shall be the price set forth below, subject to adjustment for actual changes in raw material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement.

Boule P/N	Description	Price Net
1010464	Instrument cover, Heska	[***] eur
1010849	Display Grounding Bar Short	[***] eur
1010851	Display Grounding Bar Long	[***] eur
1010921_S	Start plate VET	[***] eur
1020144	Lid to Cubitainer	[***] eur
1021136_S	Tube holder, Heska	[***] eur
1030122	Flat display cable, shielded	[***] eur
1030127_S	Power cord Main board	[***] eur
1030128_S	Cable blood detector	[***] eur
1030129_S	BB cable, Mixingchamber cable	[***] eur
1030140_S	Cable Coax WBC	[***] eur
1030142_S	Cable, photometer	[***] eur
1030143_S	Ground cable	[***] eur
1030146	Valve cable 5 assy	[***] eur
1040017_S	Contact plate cover ground x10	[***] eur
1040079	Extension spring	[***] eur
1050159	Keyboard folio CBC	[***] eur
1060046	Rubber washer	[***] eur
1080030	Transport Fuse, Tubing	[***] eur
1080048	Door, CBCDiff	[***] eur
1080055	Tube holder	[***] eur
1080058_S	Pinch valve head x10	[***] eur
1090719_S	Switch cable MCI	[***] eur
1090787_S	Cable, Start Micro switch	[***] eur
1090796_S	Switch	[***] eur
1090836	Start plate 1	[***] eur
1090842	Motor assy connected Heska	[***] eur
1090910_S	Tube valve complete	[***] eur
1090916_S	Membrane pump	[***] eur
1090919_S	Level detector complete	[***] eur
1090921_S	WBC measuring chamber complete	[***] eur
1090922_S	Cap. Holder complete RBC	[***] eur
1090927_S	Shear valve complete	[***] eur
1090928_S	Display complete	[***] eur
1090929_S	Display incl. touch BM800	[***] eur
1090933_S	Asp. washing cup complete	[***] eur
1090941_S	Drain cup	[***] eur

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

1090945_S	RBC measuring chamber complete	[***] eur
1091002	Barcode reader, Medonic	[***] eur
1091043_S	RBC pipette incl. tubes	[***] eur
1091044_S	WBC metering unit incl. tubes	[***] eur
1091050_S	RBC metering unit incl. tubes	[***] eur
1091061_S	WBC pipette incl. tubes	[***] eur
1091091_S	Mixer motor	[***] eur
1091149	Clog Filter Device	[***] eur
1091152_S	Aspiration whole blood	[***] eur
1091159	Level Detector Lyse Vet	[***] eur
1091160	Level Detector Diluent Vet	[***] eur
1091161_S	Liquid filter kpl.	[***] eur
1091165_S	Capillary holder WBC	[***] eur
1091220	Front assy. BM800 Heska	[***] eur
1091227_S	MPA handle assy	[***] eur
1091232_S	MPA assy	[***] eur
1091234_S	CPU board, assy	[***] eur
1091244_S	Valve board BM800 tested	[***] eur
1091249	Bottle tray assy	[***] eur
1091250_S	Level detector yellow assy	[***] eur
1091251_S	Level detector red assy	[***] eur
1091252_S	Level detector blue assy	[***] eur
1091268_S	DC air pump assy.	[***] eur
1110047	Lifting strap	[***] eur
1120074_S	Display board BM800	[***] eur
1120078_S	Switched Powerboard	[***] eur
1140103	Cylindr.isol. C15/15 M4x4 55	[***] eur
1140111	Locking washer	[***] eur
1140165	Locking washer black CCLR2	[***] eur
1140258	Tube PVC 3,0 x 1,5	[***] eur
1140614	Port, Reagent Level Sensor,Red	[***] eur
1140615	Port, Reagent lvl sensor, Ylow	[***] eur
1140641	Clips for door	[***] eur
1140643_S	Transformer BM800	[***] eur
1140703_S	Cable for CAN COM. 0,5m BM800	[***] eur
1150495_S	KNF Liquid Pump	[***] eur
1150521	Repairkit Waste pump KNF	[***] eur
1200064	Back Flush Syringe Kit	[***] eur
1301077	MPA accessories kit	[***] eur
2604013	Case long, complete	[***] eur
2604014	Case short, complete	[***] eur
2606002	Handle complete	[***] eur
4804014	Ind. lower	[***] eur
5303042	Cover plate filter board	[***] eur
5304002	Indicator housing	[***] eur
5304008	Rolled threadball screw	[***] eur
5304011	Guiding rod	[***] eur
5304015	Guiding wheel	[***] eur
5304026	Measuring tube	[***] eur
5304048	Rear valve	[***] eur
5304075	Housing upper glass cyl.	[***] eur

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

5304077	Glass Cylinder	[***] eur
5304085	Lacquer notation	[***] eur
5304097	Detector	[***] eur
5304116	Rear valve part US	[***] eur
5304167	Tube, ground connector	[***] eur
5304174	Gearbox machining	[***] eur
5306002	Capillary Tube Holder, Complete	[***] eur
5306003	Counting cup RBC compete	[***] eur
5306004	Counting cup WBC compete	[***] eur
5306006	Gearbox complete	[***] eur
5306007	Asp. Pipette Whole Blood	[***] eur
5306008	Sealing rod complete	[***] eur
5306009	Sealing piston complete	[***] eur
5306026_S	Mixing cup complete	[***] eur
5306078	MPA mounted	[***] eur
5306081	Motor assy connected	[***] eur
5306103	Waste pump 60Hz mounted	[***] eur
5308002	Detector cable mix cup CBC	[***] eur
5308004	Cable blood detector	[***] eur
5308005	Cable Assy servo potm.	[***] eur
5308008	Photocell, HGB, complete	[***] eur
5308009_S	Cable, coax, RBC, L=420	[***] eur
5308011	Cable Assy Start/Stop	[***] eur
5308013	Cable Assay HGB lamp	[***] eur
5308014	Cable Assy optoswitch/syring	[***] eur
5309001	PCB CPU 530 complete tested	[***] eur
5309011	PCB power mounted tested	[***] eur
5309021	PCB amplifier mounted & tested	[***] eur
5814036	Mixing cup	[***] eur
5814064	Asp. pip. predil. blood / upps	[***] eur
5814142	Valve part f.	[***] eur
5814143	Valve house	[***] eur
6209001	PCB display mounted tested	[***] eur
9970119	Tubing FEP 0.7 x 1.5	[***] eur
9980001	Repair kit for waste pump	[***] eur
9990455	Washer 0734 nylon svart	[***] eur
9990598	Filter VG9 4mm Ø 8	[***] eur
9990970	Pin CP 4*25 A1m6	[***] eur
9990973	Gearbox type F, 4 1/6	[***] eur
9991148	Rod Sealing Guidence Cap	[***] eur
9991161	Plastic cover PVC print Medoni	[***] eur
9991197	Plastic cover PVC 350*430*	[***] eur
9991619	Bi pin lamp with tech.addendum	[***] eur
N/A	Vet Mixing rotor 3 ml (HemaTrue)	[***] eur

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix A5

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Heska agrees to make orders of the following Products in units divisible by two.  Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars.  The Euro price shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.  The U.S. dollar prices shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.

Art no	Description	Price Net Euro	Price Net USD

INSTRUMENTS
1400060	HemaTrue™ Veterinary Hematology Analyzer System with MPA	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix B

Product Specifications: HemaTrue™ Veterinary Hematology Analyzer

Measuring principle RBC, WBC, PLT	Impedance
Measuring principle HGB	Photometer, Cyanide free method 535nm ±5nm
Programmable WBC Discriminator	Yes
Sampling system	Closed shear valve
Parameters reported	RBC, MCV, HCT, PLT, MPV, HGB, MCH, MCHC, WBC, RDW%, RDW abs, LYMPH abs, MONO abs, GRAN abs, LYMPH%, MONO%, GRAN %
Size distributions printed for	RBC, PLT and WBC diff
Aspirated blood volume (open tubes)	< 125 µl
Blood volume using the Micropipette Adapter (MPA)	20 µl
LCD	Graphical color touch screen, 240 columns x 320 rows
Keyboard	Virtual incorporated keyboard (External keyboard possible)
Analysis time	< 1 minute
QC capabilities	Mean, SD, CV, Levey-Jennings
HGB correction on high WBC counts	Yes
System information messages on parameter abnormalities	Yes
Floating discriminator RBC/PLT	Yes (position printed)
Automatic HGB blank on each sample	Yes
Carry over	RBC, HGB, WBC ≤ 1%, PLT ≤ 2%
Barcode reader input	Yes
Serial output	Yes (Conformed to standard EN 60950)
Power consumption (operational)	Max 100 VA
Power consumption (standby)	Max 20 VA
Mains frequency	50-60 HZ
Mains voltage	100-240 VHZ
Effective mains current	Max. 2 A
Certified external mains power supply	AML 150PS24 >2556 or FDF 1503-A-24-C14 (51441)
Built-in test/adjustment programs	Yes
Temperature	18-32° C (64-90° F)
Humidity (non-condensing)	Up to 80%
Dimensions	(HxWxD) 410x290x460 mm (16.1 x 11.4 x 18.1 in)
Weight	≤ 18 kg (Standard Version) (≤ 40 lb)